UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 28, 2004

CARTER’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

The Proscenium

1170 Peachtree Street NE, Suite 900

Atlanta, Georgia  30309

(Address of principal executive offices including zip code)

(404) 745-2700

(Registrant’s Telephone number including area code)

Item 7.                                                         Financial Statements and Exhibits.

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Carter’s, Inc. dated July 28, 2004

Item 12.                                                    Results of Operations and Financial Condition.

On July 28, 2004, Carter’s, Inc. issued a press release announcing its financial results for its second quarter ended July 3, 2004.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

	By:	/S/ MICHAEL D. CASEY
		Name:	Michael D. Casey
		Title:	Executive Vice President and Chief Financial Officer

Dated: July 28, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Carter’s, Inc. dated July 28, 2004.